SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                     FORM 8K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 1, 1999


                         COMMUNITY BANCORP OF NEW JERSEY
                 (Name of Small Business Issuer in Its Charter)


          NEW JERSEY                                      22-3495574
(State or Other Jurisdiction of              (I.R.S. Employee Identification No.
Incorporation or Organization)


3535 Highway 9 North, Freehold, New Jersey                      07728
(Address of Principal Executive Offices)                     (Zip Code)


                                 (732) 863-9000
                           (Issuer's Telephone Number)

Item 2.   Acquisition or Disposition of Assets

         Effective July 1, 1999, the Registrant acquired The Community Bank of New Jersey (the "Bank") in a share-for-share exchange pursuant to which the Bank will become a wholly-owned subsidiary of the Registrant. Effective with the filing of this Current Report on Form 8-K, the Registrant will commence reporting annual and quarterly reports, proxy statements, and other filings with The Securities and Exchange Commission under Section 12(g) of The Securities Exchange Act of 1934, as amended. The Registrant's common stock will continue to trade on the NASDAQ Smallcap Market under the symbol "CBNJ".


Item 7.  Exhibits.

         The following exhibit is filed with this Current Report on Form 8-K.

         Exhibit No.      Description

          3(i)            Certificate of Incorporation
           (ii)           Bylaws
         10(a)            Employment Agreement of Robert D. O'Donnell dated
                          April 23, 1998
         10(b)            1997 Stock Option Plan for Non-Employee Directors
         10(c)            1997 Stock Option Plan
         10(d)            1997 Employee Stock Option Plan
         10(e)            1998 Employee Stock Option Plan
         10(f)            1999 Employee Stock Purchase Plan
         21               Subsidiaries of Registrant

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        COMMUNITY BANCORP OF NEW JERSEY
                                        (Registrant)



Dated: July 1, 1999                     By:  /s/ Robert D. O'Donnell
                                             -----------------------------------
                                             ROBERT D. O'DONNELL
                                             President and CEO


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
                                  EXHIBIT INDEX


                           CURRENT REPORT ON FORM 8-K

Exhibit No.                    Description                          Page Number
-----------                    -----------                          -----------
3(i)                  Certificate of Incorporation
  (ii)                Bylaws
10(a)                 Employment Agreement of
                      Robert D. O'Donnell dated
                      April 23, 1998
10(b)                 1997 Stock Option Plan for Employee Directors
10(c)                 1997 Stock Option Plan
10(d)                 1997 Employee Stock Option Plan
10(e)                 1998 Employee Stock Option Plan
10(f)                 1999 Employee Stock Purchase Plan
21                    Subsidiaries of Registrant


                                   Page 4 of 4